UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

ViewRay, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Thermo Fisher Way Oakwood Village, Ohio		44146
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

ViewRay, Inc. (“ViewRay” or the “Company”) held its annual meeting of stockholders (the “2021 Annual Meeting”) on June 11, 2021. At the 2021 Annual Meeting, the stockholders of the Company approved and adopted a proposal to amend the Company’s amended and restated Certificate of Incorporation (as so amended, the “Certificate of Incorporation”) to declassify the board of directors of the Company (the “Board”) and provide for the annual election of directors (such amendment, the “Charter Amendment”). The Charter Amendment was previously approved and adopted by the Board, subject to stockholder approval. The Company filed the Charter Amendment with the Delaware Secretary of State and it became effective on June 11, 2021.

Pursuant to the Charter Amendment, the classified structure of the Board will be phased-out commencing with the 2022 annual meeting of stockholders and result in the Board being declassified (and all members of the Board standing for annual elections) commencing with the 2024 annual meeting of stockholders (the “2024 Annual Meeting”). Each director elected at the 2021 Annual Meeting will serve for a three-year term expiring at the 2024 Annual Meeting. Each director elected at the 2022 annual meeting of stockholders will be elected for a two-year term expiring at the 2024 Annual Meeting. Each director elected at the 2023 annual meeting of stockholders will be elected for a one-year term expiring at the 2024 Annual Meeting. At the 2024 Annual Meeting and each annual meeting of stockholders thereafter, all directors will be elected for a one-year term expiring at the next annual meeting of stockholders held after such director’s election.

In addition, the Board approved, effective immediately following the effectiveness of the filing of the Charter Amendment, the amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “Second Amended and Restated Bylaws”) to reflect the declassification of the Board.

The foregoing descriptions are qualified in their entirety by reference to the Charter Amendment and the Second Amended and Restated Bylaws, copies of which are attached as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 11, 2021, the Company held the 2021 Annual Meeting virtually via live audio webcast. Only stockholders of record at the close of business on April 19, 2021, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 161,740,251 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 143,378,606  shares of the Company’s common stock were voted in person or by proxy in connection with the four proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”).

Set forth below are the number of votes cast for or against, the number of votes withheld and the number of broker non-votes with respect to each proposal.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected Caley Castelein, M.D., Brian K. Roberts, and Karen N. Prange to serve as Class III directors of the Company until the 2024 Annual Meeting and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal, with the following votes tabulated:

Nominee	For	Withhold	Broker Non-Votes
Caley Castelein, M.D.	114,825,416	15,350,161	13,203,029
Brian K. Roberts	121,775,379	8,400,198	13,203,029
Karen N. Prange	129,682,972	492,605	13,203,029

Proposal No. 2 – Approval of an Amendment to Our Certificate of Incorporation to Phase Out the Classified Structure of Our Board of Directors

The Company’s stockholders approved the amendment to the Company’s Certificate of Incorporation as described in the Proxy Statement, with the following votes tabulated:

For	Against	Abstain	Broker Non-Votes
130,069,882	74,845	30,850	13,203,029

Proposal No. 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection, by the Audit Committee of the Board, of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021, with the following votes tabulated:

For	Against	Abstain	Broker Non-Votes
143,244,797	125,911	7,898	—

Proposal No. 4 – Advisory Vote to Approve the Company’s Executive Compensation

The advisory approval of the compensation of the Company’s named executive officers as described in the Proxy Statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Votes
100,476,657	27,355,238	2,343,682	13,203,029

Item 8.01. Other Events

On June 11, 2021, the Company issued a press release entitled “ViewRay Announces Appointment of Karen N. Prange to its Board of Directors.” Attached hereto as Exhibit 99.1 and incorporated herein by reference, is a copy of the press release.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of ViewRay, Inc., dated June 11, 2021
3.2	Second Amended and Restated Bylaws of ViewRay, Inc.
99.1	Press Release dated June 11, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: June 11, 2021	By:	/s/ Robert S. McCormack
Robert S. McCormack
Senior Vice President, General Counsel and Corporate Secretary